Exhibit 99.1

CORTEVA NAMES DAVE ANDERSON EVP & CHIEF FINANCIAL OFFICER

Anderson Brings Track Record as CFO of Complex Global Public Companies

WILMINGTON, Del., April 6, 2021 – Corteva, Inc. (NYSE: CTVA) today announced that it has appointed Dave Anderson as its new Executive Vice President & Chief Financial Officer (CFO), effective April 12, 2021. A highly experienced finance executive, Mr. Anderson has a track record of providing financial leadership in complex, global companies to support value creation. In this role, he succeeds Gregory R. Friedman who is retiring from Corteva, as previously announced.

Throughout his career, Mr. Anderson has focused on establishing finance functions that enable ongoing investment in growth initiatives while driving returns and value creation for shareholders. He spent more than a decade as CFO of Honeywell, through 2014. Since then, he has held the CFO role at other market-leading companies, with a focus on establishing strong finance functions, cost structures, capital allocation programs, and solid foundations for growth.

James C. Collins, Jr., Corteva’s Chief Executive Officer, said, “Corteva has solid momentum and as we enter our next phase of growth, we are relentlessly focused on execution to drive substantial earnings increases and margin expansion. Dave brings a track record leading world-class finance functions at both established companies and startups and I look forward to capitalizing on his expertise as we take our strong organization to the next level, supporting our accelerated growth and innovation investments while maximizing productivity and returns.”

Mr. Anderson said, “Under Jim’s leadership Corteva has established its position as a global leader in agriculture and I look forward to working with him and the entire team. With a strong strategy in place, I am excited to apply my cumulative experience towards accelerating progress, helping to ensure that Corteva will capitalize fully on its competitive advantages, deliver best-in-class productivity through ERP implementation and other initiatives across the business, and drive value creation for its shareholders.”

Biography

Dave Anderson has had a multi-decade career as a finance leader across diverse industries with a track record of driving returns and value creation. Prior to today’s announcement, Mr. Anderson was Interim CFO at Criteo S.A., which he joined after serving as CFO and Chief Operating Officer at Nielsen Holdings plc. He previously served as EVP and CEO of Alexion Pharmaceuticals, which he joined following his tenure at Honeywell, from 2003-2014. Prior to that, he was the Chief Financial Officer for ITT, Inc., Newport News Shipbuilding Inc., and RJR Nabisco, Inc. He also held various senior finance roles at the Quaker Oats Company, Kraft Food, Inc., and FMC Corp. He holds a B.S. in Economics from Indiana University and earned his M.B.A. at the University of Chicago’s Booth School, where he was a founding member and co-Chair of its CFO Forum. Mr. Anderson is currently a Board member of American Electric Power and previously a Board member of Cardinal Health.

About Corteva

Corteva, Inc. (NYSE: CTVA) is a publicly traded, global pure-play agriculture company that provides farmers around the world with the most complete portfolio in the industry – including a balanced and diverse mix of seed, crop protection and digital solutions focused on maximizing productivity to enhance yield and profitability. With some of the most recognized brands in agriculture and an industry-leading product and technology pipeline well positioned to drive growth, the Company is committed to working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. Corteva became an independent public company on June 1, 2019 and was previously the Agriculture Division of DowDuPont. More information can be found at www.corteva.com. Follow Corteva on Facebook, Instagram, LinkedIn, Twitter and YouTube.

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™ ® SM Trademarks and service marks of Corteva Agriscience and its affiliated companies.

Media Contact:

Gregg M. Schmidt

+1 302-485-3260

gregg.m.schmidt@corteva.com

Investor Contact:

Jeff Rudolph

+1 302-485-3704

jeff.rudolph@corteva.com

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “goals”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “target,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategies for growth, capital allocation, and productivity savings are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, Corteva’s ability to competitively attract, develop and retain talent; employee turnover rates; restructurings; supplier disruptions and consolidations; and similar risks, any of which could have a material adverse effect on Corteva’s results. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: i) failure to obtain or maintain the necessary regulatory approvals for some Corteva’s products; (ii) failure to successfully develop and commercialize Corteva’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in Corteva’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) risks related to oil and commodity markets; (x) competitor’s establishment of an intermediary platform for distribution of Corteva’s products; (xi) impact of Corteva’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xiii) effect of volatility in Corteva’s input costs; (xiv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva and other cost savings initiatives; (xv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xvi) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) risks related to the indemnification obligations of legacy EID liabilities in connection with the separation of Corteva; (xix) effect of compliance with laws and requirements and adverse judgments on litigation; (xx) risks related to Corteva’s global operations; (xxi) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; failure to enforce; (xxii) risks related to COVID-19; (xxiii) risks related to activist stockholders; (xxiv) Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (xxv) effect of counterfeit products; (xxvi) Corteva’s dependence on intellectual property cross-license agreements; and (xxvii) other risks related to the Separation from DowDuPont. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.